Exhibit 4.1

SUPPLEMENTAL INDENTURE NO. 6

Dated as of January 9, 2015

2.300% Notes due 2020

3.200% Notes due 2025

3.900% Notes due 2035

4.100% Notes due 2045

4.500% Notes due 2065

SUPPLEMENTAL INDENTURE NO. 6, dated as of January 9, 2015, between FedEx Corporation, a Delaware corporation (the “Company”), the Guarantors referred to in the Indenture below (the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).

RECITALS

WHEREAS, the Company, the Guarantors and the Trustee have executed and delivered an Indenture, dated as of August 8, 2006 (as amended or supplemented to date, the “Indenture”), to provide for the issuance by the Company from time to time, and the guarantee by the Guarantors, of the Company’s senior unsecured debt securities;

WHEREAS, the Company, the Guarantors and the Trustee have executed and delivered Supplemental Indenture No. 1, dated as of August 8, 2006;

WHEREAS, the Company, the Guarantors and the Trustee have executed and delivered Supplemental Indenture No. 2, dated as of January 16, 2009;

WHEREAS, the Company, the Guarantors and the Trustee have executed and delivered Supplemental Indenture No. 3, dated as of July 27, 2012;

WHEREAS, the Company, the Guarantors and the Trustee have executed and delivered Supplemental Indenture No. 4, dated as of April 11, 2013;

WHEREAS, the Company, the Guarantors and the Trustee have executed and delivered Supplemental Indenture No. 5, dated as of January 9, 2014;

WHEREAS, Section 9.01(b) of the Indenture permits execution of supplemental indentures without the consent of any Holders for the purpose of adding to the covenants of the Company or any Guarantor for the benefit of the Holders of less than all series of Securities so long as such supplemental indenture states that such covenant is expressly being included solely for the benefit of one or more particular series of Securities;

WHEREAS, Section 9.01(j) of the Indenture permits execution of supplemental indentures for the purpose of establishing the form or terms of

Securities of any series as permitted by Sections 2.01 and 3.01 of the Indenture without the consent of any Holders;

WHEREAS, the entry into this Supplemental Indenture No. 6 by the parties hereto is authorized by the provisions of the Indenture;

WHEREAS, the Change of Control Repurchase Event (as defined herein) covenant, as set forth below, is expressly being included solely for the benefit of the 2015 Series Notes (as defined herein);

WHEREAS, the Securities issued under the Indenture pursuant to Supplemental Indenture No. 1 have matured and are no longer Outstanding; and

WHEREAS, all things necessary to make the 2015 Series Notes, when executed by the Company and authenticated and delivered hereunder and under the Indenture, duly issued by the Company and to make this Supplemental Indenture No. 6 a valid and binding agreement of the Company and the Guarantors, in accordance with the terms hereof and thereof, have been done.

NOW, THEREFORE, for and in consideration of the premises and the purchase of the 2015 Series Notes by the Holders, the Company, the Guarantors and the Trustee mutually covenant and agree, for the equal and proportionate benefit of the respective Holders from time to time of each series of the 2015 Series Notes as follows:

ARTICLE 1
RELATION TO THE INDENTURE; DEFINITIONS AND
OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.  Relation to the Indenture.  This Supplemental Indenture No. 6 constitutes an integral part of the Indenture.

Section 1.02.  Definitions and Other Provisions of General Application.  For all purposes of this Supplemental Indenture No. 6 unless otherwise specified herein:

(a)        all terms defined in this Supplemental Indenture No. 6 which are used and not otherwise defined herein shall have the meanings they are given in the Indenture; and

(b)        the provisions of general application stated in Section 1.01 of the Indenture shall apply to this Supplemental Indenture No. 6, except that the words “herein,” “hereof,” “hereto” and “hereunder” and other words of similar import refer to this Supplemental Indenture No. 6 as a whole and not to the Indenture or any particular Article, Section or other subdivision of the Indenture or this Supplemental Indenture No. 6.

ARTICLE 2
THE SERIES OF NOTES

Section 2.01.  Title.  There shall be a series of Securities designated the 2.300% Notes due 2020 (the “2020 Notes”), a series of Securities designated the 3.200% Notes due 2025 (the “2025 Notes”), a series of Securities designated the 3.900% Notes due 2035 (the “2035 Notes”), a series of Securities designated the 4.100% Notes due 2045 (the “2045 Notes”) and a series of Securities designated the 4.500% Notes due 2065 (the “2065 Notes” and, together with the 2020 Notes, the 2025 Notes, the 2035 Notes and the 2045 Notes, the “2015 Series Notes”).

Section 2.02.  Principal Amounts.  The initial aggregate principal amount of the 2020 Notes that may be authenticated and delivered under this Supplemental Indenture No. 6 shall not exceed $400,000,000, the initial aggregate principal amount of the 2025 Notes that may be authenticated and delivered under this Supplemental Indenture No. 6 shall not exceed $700,000,000, the initial aggregate principal amount of the 2035 Notes that may be authenticated and delivered under this Supplemental Indenture No. 6 shall not exceed $500,000,000, the initial aggregate principal amount of the 2045 Notes that may be authenticated and delivered under this Supplemental Indenture No. 6 shall not exceed $650,000,000 and the initial aggregate principal amount of the 2065 Notes that may be authenticated and delivered under this Supplemental Indenture No. 6 shall not exceed $250,000,000 (except for 2015 Series Notes of each series authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2015 Series Notes of such series pursuant to Section 3.04, 3.05, 3.06, 9.06 or 11.07 of the Indenture and except for any 2015 Series Notes which pursuant to Section 3.03 of the Indenture are deemed never to have been authenticated and delivered hereunder).

Section 2.03.  Maturity Dates.  The entire outstanding principal amount of the 2020 Notes shall be payable on February 1, 2020, the entire outstanding principal amount of the 2025 Notes shall be payable on February 1, 2025, the entire outstanding principal amount of the 2035 Notes shall be payable on February 1, 2035, the entire outstanding principal amount of the 2045 Notes shall be payable on February 1, 2045 and the entire outstanding principal amount of the 2065 Notes shall be payable on February 1, 2065.

Section 2.04.  Interest.

(a)        The 2020  Notes will bear interest at the rate of 2.300% per annum. Interest on the 2020 Notes will be computed on the basis of a 360-day year of twelve 30-day months. Interest on the 2020 Notes will be payable semi-annually in arrears on February 1 and August 1, commencing August 1, 2015, and on the date of maturity, to the Persons in whose names the 2020 Notes are registered on the preceding January 15 and July 15 (whether or not that date is a Business Day), respectively.

(b)        The 2025  Notes will bear interest at the rate of 3.200% per annum. Interest on the 2025 Notes will be computed on the basis of a 360-day year of twelve 30-day months. Interest on the 2025 Notes will be payable semi-annually in arrears on February 1 and August 1, commencing August 1, 2015, and on the date of maturity, to the Persons in whose names the 2025 Notes are registered on the preceding January 15 and July 15 (whether or not that date is a Business Day), respectively.

(c)        The 2035  Notes will bear interest at the rate of 3.900% per annum. Interest on the 2035 Notes will be computed on the basis of a 360-day year of twelve 30-day months. Interest on the 2035 Notes will be payable semi-annually in arrears on February 1 and August 1, commencing August 1, 2015, and on the date of maturity, to the Persons in whose names the 2035 Notes are registered on the preceding January 15 and July 15 (whether or not that date is a Business Day), respectively.

(d)        The 2045  Notes will bear interest at the rate of 4.100% per annum. Interest on the 2045 Notes will be computed on the basis of a 360-day year of twelve 30-day months. Interest on the 2045 Notes will be payable semi-annually in arrears on February 1 and August 1, commencing August 1, 2015, and on the date of maturity, to the Persons in whose names the 2045 Notes are registered on the preceding January 15 and July 15 (whether or not that date is a Business Day), respectively.

(e)        The 2065  Notes will bear interest at the rate of 4.500% per annum. Interest on the 2065 Notes will be computed on the basis of a 360-day year of twelve 30-day months. Interest on the 2065 Notes will be payable semi-annually in arrears on February 1 and August 1, commencing August 1, 2015, and on the date of maturity, to the Persons in whose names the 2065 Notes are registered on the preceding January 15 and July 15 (whether or not that date is a Business Day), respectively.

Section 2.05.  Defeasance and Discharge; Covenant Defeasance.  The provisions of Section 13.02 and Section 13.03 of the Indenture shall apply to each series of 2015 Series Notes.

Section 2.06.  Optional Redemption.

(a)        The Company will have the right, at its option, to redeem the 2020  Notes in whole or in part at any time, on at least 30 days’, but no more than 60 days’, prior written notice mailed by the Company (or otherwise delivered in accordance with the applicable procedures of the Depositary) to the Holders of the 2020 Notes to be redeemed. Upon redemption of such 2020 Notes, the Company will pay a redemption price as calculated by a Reference Treasury Dealer (as defined below) selected by the Company equal to the greater of:

(i)         100% of the principal amount of the 2020 Notes to be redeemed; and

(ii)        the sum of the present values of the remaining scheduled payments of principal and interest on the 2020 Notes to be redeemed (not including any portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate described below plus 0.15% (15 basis points).

The redemption price will also include interest accrued to the date of redemption on the principal balance of the 2020 Notes being redeemed.

(b)        The Company will have the right, at its option, to redeem the 2025  Notes in whole or in part at any time, on at least 30 days’, but no more than 60 days’, prior written notice mailed by the Company (or otherwise delivered in accordance with the applicable procedures of the Depositary) to the Holders of the 2025 Notes to be redeemed. Upon redemption of such 2025 Notes, the Company will pay a redemption price as calculated by a Reference Treasury Dealer (as defined below) selected by the Company equal to the greater of:

(i)         100% of the principal amount of the 2025 Notes to be redeemed; and

(ii)        the sum of the present values of the remaining scheduled payments of principal and interest on the 2025 Notes to be redeemed (not including any portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate described below plus 0.20% (20 basis points).

The redemption price will also include interest accrued to the date of redemption on the principal balance of the 2025 Notes being redeemed.

(c)        The Company will have the right, at its option, to redeem the 2035  Notes in whole or in part at any time, on at least 30 days’, but no more than 60 days’, prior written notice mailed by the Company (or otherwise delivered in accordance with the applicable procedures of the Depositary) to the Holders of the  2035 Notes to be redeemed. Upon redemption of such 2035 Notes, the Company will pay a redemption price as calculated by a Reference Treasury Dealer selected by the Company equal to the greater of:

(i)         100% of the principal amount of the 2035 Notes to be redeemed; and

(ii)        the sum of the present values of the remaining scheduled payments of principal and interest on the 2035 Notes to be redeemed (not including any portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate described below plus 0.20% (20 basis points).

The redemption price will also include interest accrued to the date of redemption on the principal balance of the 2035 Notes being redeemed.

(d)        The Company will have the right, at its option, to redeem the 2045  Notes in whole or in part at any time, on at least 30 days’, but no more than 60 days’, prior written notice mailed by the Company (or otherwise delivered in accordance with the applicable procedures of the Depositary) to the Holders of the 2045 Notes to be redeemed. Upon redemption of such 2045 Notes, the Company will pay a redemption price as calculated by a Reference Treasury Dealer (as defined below) selected by the Company equal to the greater of:

(i)         100% of the principal amount of the 2045 Notes to be redeemed; and

(ii)        the sum of the present values of the remaining scheduled payments of principal and interest on the 2045 Notes to be redeemed (not including any portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate described below plus 0.25% (25 basis points).

The redemption price will also include interest accrued to the date of redemption on the principal balance of the 2045 Notes being redeemed.

(e)        The Company will have the right, at its option, to redeem the 2065  Notes in whole or in part at any time, on at least 30 days’, but no more than 60 days’, prior written notice mailed by the Company (or otherwise delivered in accordance with the applicable procedures of the Depositary) to the Holders of the 2065 Notes to be redeemed. Upon redemption of such 2065 Notes, the Company will pay a redemption price as calculated by a Reference Treasury Dealer (as defined below) selected by the Company equal to the greater of:

(i)         100% of the principal amount of the 2065 Notes to be redeemed; and

(ii)        the sum of the present values of the remaining scheduled payments of principal and interest on the 2065 Notes to be redeemed (not including any portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate described below plus 0.30% (30 basis points).

The redemption price will also include interest accrued to the date of redemption on the principal balance of the 2065 Notes being redeemed.

“Adjusted Treasury Rate” means, with respect to any date of redemption, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that date of redemption.

“Comparable Treasury Issue” means the United States Treasury security selected by a Reference Treasury Dealer selected by the Company as having a maturity comparable to the remaining term of the 2020 Notes, 2025 Notes, 2035 Notes, 2045 Notes or 2065 Notes, as applicable, to be redeemed that would be used, at the time of selection and under customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the applicable 2015 Series Notes.

“Comparable Treasury Price” means, with respect to any date of redemption, the average of the Reference Treasury Dealer Quotations for the date of redemption, after excluding the highest and lowest Reference Treasury Dealer Quotations, or if the Company is provided fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC and their respective successors and any other primary treasury dealer the Company selects. If any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City, the Company must substitute another primary treasury dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any date of redemption, the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day before the date of redemption.

Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the 2015 Series Notes or portions of the 2015 Series Notes called for redemption.

Section 2.07.  Tax Event Redemption of the 2065 Notes.  If a “tax event” (as defined below) occurs, the Company may redeem the 2065 Notes, at the Company’s option, in whole, but not in part, at any time upon a notice of redemption delivered within 90 days following the occurrence of such tax event, at a redemption price equal to 100% of the principal amount of the 2065 Notes being redeemed, plus interest accrued to the date of redemption on the principal balance of the 2065 Notes being redeemed.

“Tax event” means that the Company shall have received an opinion of nationally recognized independent tax counsel to the effect that, as a result of:

•                  any amendment to or change (including any announced prospective amendment or change) in any law or treaty, or any regulation thereunder, of the United States or any of its political subdivisions or taxing authorities;

•                  any judicial decision, administrative action, official administrative pronouncement, ruling, regulatory procedure, regulation, notice or announcement, including any notice or announcement of intent to adopt or promulgate any ruling, regulatory procedure or regulation (any of the foregoing, an “administrative or judicial action”);

•                  any amendment to or change in any official position with respect to, or any interpretation of, an administrative or judicial action or a law or regulation of the United States that differs from the previously generally accepted position or interpretation; or

•                  a threatened challenge asserted in writing in connection with the Company’s audit or an audit of any of the Company’s Subsidiaries, or a publicly-known threatened challenge asserted in writing against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the 2065 Notes, in each case, occurring or becoming publicly-known on or after the original issue date of the 2065 Notes, there is more than an insubstantial increase in the risk that interest paid by the Company on the 2065 Notes is not, or will not be, deductible, in whole or in part, by the Company for U.S. federal income tax purposes.

Holders of the 2065 Notes to be redeemed will receive written notice mailed (or otherwise delivered in accordance with the applicable procedures of the Depositary) at least 30 days, but no more than 60 days, before the date of redemption. Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the 2065 Notes called for redemption.

Section 2.08  Form of Notes.  Each series of the 2015 Series Notes shall be represented by one or more permanent global notes registered in the name Cede & Co. or The Depository Trust Company or its nominee. The 2020 Notes shall be in the form of Exhibit A attached hereto, the 2025 Notes shall be in the form of Exhibit B attached hereto, the 2035 Notes shall be in the form of Exhibit C attached hereto, the 2045 Notes shall be in the form of Exhibit D attached hereto and the 2065 Notes shall be in the form of Exhibit E attached hereto.

Section 2.09.  Sinking Fund.  The 2015 Series Notes shall not be subject to a sinking fund.

Section 2.10.  Additional Amounts.  The provisions of Section 10.06 of the Indenture shall not apply to the 2015 Series Notes.

Section 2.11.  Amount Not Limited.  The aggregate principal amount of 2015 Series Notes which may be authenticated and delivered under the Indenture, as supplemented from time to time, shall not be limited, and additional 2015 Series Notes of a series may be issued from time to time without any consent of Holders or of the Trustee, provided that if the additional 2015 Series Notes are not fungible with the then-outstanding 2015 Series Notes of such series for U.S. federal income tax purposes, the additional 2015 Series Notes of such series shall have a separate CUSIP number.

ARTICLE 3
CHANGE OF CONTROL REPURCHASE EVENT

Section 3.01.  Intended Beneficiary; Definitions.

(a)        The provisions of this Article 3 shall be applicable only to, and are solely for the benefit of Holders of, each series of the 2015 Series Notes and to no other Security.

(b)        For purposes of this Supplemental Indenture No. 6:

“Below Investment Grade Ratings Event” means, with respect to the 2015 Series Notes, on any day within the 60-day period (which period shall be extended so long as the rating of the 2015 Series Notes is under publicly announced consideration for a possible downgrade by any Rating Agency) after the earlier of (1) the occurrence of a Change of Control, or (2) the public announcement of the occurrence of a Change of Control or the intention by the Company to effect a Change of Control, the 2015 Series Notes are rated below Investment Grade by each and every Rating Agency. Notwithstanding the foregoing, a Below Investment Grade Ratings Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Ratings Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not publicly announce or publicly confirm, or inform the Trustee in writing at the Company’s request, that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Ratings Event).

“Change of Control” means the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than (1) the Company, (2) any Subsidiary, (3) any employee benefit plan (or a trust forming a part thereof) maintained by the Company or any Subsidiary, or (4) any underwriter temporarily holding Voting Stock of the Company pursuant to an offering of such Voting Stock, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed measured by voting power rather than number of shares.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Ratings Event with respect to the 2015 Series Notes.

“Investment Grade” means, with respect to Moody’s, a rating of Baa3 or better (or its equivalent under any successor rating categories of Moody’s); with respect to S&P, a rating of BBB- or better (or its equivalent under any successor rating categories of S&P); and, with respect to any additional Rating Agency or Rating Agencies selected by the Company, the equivalent investment grade credit rating.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the 2015 Series Notes or fails to make a rating of the 2015 Series Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company (as certified by a Board Resolution) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of McGraw Hill Financial, Inc., and its successors.

“Voting Stock” of any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

Section 3.02.  Change of Control Repurchase Event.

(a)        If a Change of Control Repurchase Event occurs with respect to the 2015 Series Notes, unless the Company has exercised its right to redeem the 2015 Series Notes pursuant to the redemption terms of each of the 2020 Notes, the 2025 Notes, the 2035 Notes, the 2045 Notes or the 2065 Notes, the Company will make an offer to each Holder of the 2015 Series Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof) of that Holder’s 2015 Series Notes at a repurchase price (the

“Repurchase Price”) in cash equal to 101% of the aggregate principal amount of such 2015 Series Notes repurchased plus any accrued and unpaid interest on such 2015 Series Notes repurchased to, but not including, the Repurchase Date (defined below).

(b)        Within 30 days following a Change of Control Repurchase Event or, at the Company’s option, prior to a Change of Control, but after the public announcement of such Change of Control, the Company will mail, or cause to be mailed, or otherwise deliver in accordance with the applicable procedures of the Depositary, a notice to each Holder of the 2015 Series Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase the 2015 Series Notes on the payment date specified in the notice (such offer the “Repurchase Offer” and such date the “Repurchase Date”), which Repurchase Date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures described in such notice. The notice shall, if mailed or delivered prior to the date of consummation of the Change of Control, state that the Repurchase Offer is conditioned on a Change of Control Repurchase Event occurring on or prior to the Repurchase Date.

(c)        The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of the 2015 Series Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the 2015 Series Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the 2015 Series Notes by virtue of such conflict.

(d)        On the Repurchase Date following a Change of Control Repurchase Event, the Company will, to the extent lawful:

(i)         accept for payment all 2015 Series Notes or portions of 2015 Series Notes properly tendered pursuant to the Repurchase Offer;

(ii)        deposit with the Trustee or with such Paying Agent as the Trustee may designate an amount equal to the aggregate Repurchase Price for all 2015 Series Notes or portions of 2015 Series Notes properly tendered;

(iii)       deliver, or cause to be delivered, to the Trustee the 2015 Series Notes properly accepted for payment by the Company, together with an Officers’ Certificate stating the aggregate principal amount of 2015 Series Notes being repurchased by the Company pursuant to the Repurchase Offer; and

(iv)       deliver, or cause to be delivered, to the Trustee, for authentication by the Trustee, any new 2020 Notes, 2025 Notes, 2035 Notes, 2045 Notes or 2065 Notes required to be issued pursuant to Section 3.02(e) below, duly executed by the Company.

(e)        Upon receipt by the Trustee from the Company of a notice setting forth the Repurchase Price and the 2015 Series Notes properly tendered and accepted for payment, the Trustee will promptly mail, or cause the Paying Agent to promptly mail, or otherwise deliver in accordance with the applicable procedures of the Depositary, to each Holder of 2015 Series Notes, or portions of 2015 Series Notes, properly tendered and accepted for payment by the Company the Repurchase Price for such 2015 Series Notes or portions of 2015 Series Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder a new 2020 Note, 2025 Note, 2035 Note, 2045 Note or 2065 Note, as applicable, duly executed by the Company equal in principal amount to any unpurchased portion of any 2015 Series Notes surrendered, as applicable; provided that each such new 2015 Series Note will be in a principal amount equal to $2,000 or integral multiples of $1,000 in excess thereof.

(f)        The Company will not be required to make a Repurchase Offer upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all 2015 Series Notes or portions of 2015 Series Notes properly tendered and not withdrawn under its offer.

(g)        The Company and the Guarantors acknowledge that the Company may not have sufficient funds to repurchase all 2015 Series Notes or portions of 2015 Series Notes properly tendered upon a Change of Control Repurchase Event.

ARTICLE 4
MISCELLANEOUS PROVISIONS

Section 4.01.  Supplemental Indenture.  The Indenture, as supplemented by this Supplemental Indenture No. 6, is in all respects hereby adopted, ratified and confirmed.

Section 4.02.  Effectiveness.  This Supplemental Indenture No. 6 shall take effect as of the date hereof.

Section 4.03.  Effect of Headings.  The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 4.04.  Separability Clause.  In case any provision in this Supplemental Indenture No. 6 shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions herein shall not in any way be affected or impaired thereby.

Section 4.05.  Governing Law.  This Supplemental Indenture No. 6 shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles thereof.

Section 4.06.  Execution by the Trustee.  The Trustee has executed this Supplemental Indenture No. 6 only upon the terms and conditions set forth in the Indenture. Without limiting the generality of the foregoing, the Trustee shall not be responsible for the correctness of the recitals contained herein, which shall be taken as statements of the Company and the Guarantors, and the Trustee makes no representation and shall have no responsibility for, or in respect of, the validity or sufficiency of this Supplemental Indenture No. 6 or the execution hereof by any Person (other than the Trustee).

Section 4.07.  Counterparts.  This Supplemental Indenture No. 6 may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 6 to be duly executed, all as of the day and year first above written.

FedEx Corporation,
as Issuer

Attest:

By:	/s/ Robert T. Molinet		By:	/s/ Michael C. Lenz
	Name:	Robert T. Molinet		Name:	Michael C. Lenz
	Title:	Assistant Secretary		Title:	Corporate Vice President and Treasurer

[Signature Page to Supplemental Indenture No. 6]

Federal Express Corporation,
as Guarantor

Attest:

By:	/s/ Robert T. Molinet		By:	/s/ Elise L. Jordan
	Name:	Robert T. Molinet		Name:	Elise L. Jordan
	Title:	Secretary		Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Supplemental Indenture No. 6]

FedEx Ground Package System, Inc.,
as Guarantor

Attest:

By:	/s/ Robert T. Molinet		By:	/s/ Gretchen G. Smarto
	Name:	Robert T. Molinet		Name:	Gretchen G. Smarto
	Title:	Secretary		Title:	Senior Vice President — Finance and Administration, Chief Financial Officer and Treasurer

[Signature Page to Supplemental Indenture No. 6]

FedEx Freight Corporation,
as Guarantor

Attest:

By:	/s/ Robert T. Molinet		By:	/s/ Donald C. Brown
	Name:	Robert T. Molinet		Name:	Donald C. Brown
	Title:	Secretary		Title:	Executive Vice President — Finance and Administration and Chief Financial Officer

[Signature Page to Supplemental Indenture No. 6]

FedEx Freight, Inc.,
as Guarantor

Attest:

By:	/s/ Robert T. Molinet		By:	/s/ Donald C. Brown
	Name:	Robert T. Molinet		Name:	Donald C. Brown
	Title:	Assistant Secretary		Title:	Executive Vice President — Finance and Administration and Chief Financial Officer

[Signature Page to Supplemental Indenture No. 6]

FedEx Corporate Services, Inc.,
as Guarantor

Attest:

By:	/s/ Robert T. Molinet		By:	/s/ Mark A. McGough
	Name:	Robert T. Molinet		Name:	Mark A. McGough
	Title:	Secretary		Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Supplemental Indenture No. 6]

FedEx Office and Print Services, Inc.,
as Guarantor

Attest:

By:	/s/ Robert T. Molinet		By:	/s/ Leslie M. Benners
	Name:	Robert T. Molinet		Name:	Leslie M. Benners
	Title:	Secretary		Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Supplemental Indenture No. 6]

FedEx TechConnect, Inc.,
as Guarantor

Attest:

By:	/s/ Robert T. Molinet		By:	/s/ Mark A. McGough
	Name:	Robert T. Molinet		Name:	Mark A. McGough
	Title:	Secretary		Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Supplemental Indenture No. 6]

Federal Express Europe, Inc.,
as Guarantor

Attest:

By:	/s/ Robert T. Molinet		By:	/s/ Helena Jansson
	Name:	Robert T. Molinet		Name:	Helena Jansson
	Title:	Assistant Secretary		Title:	Vice President and Chief Financial Officer

[Signature Page to Supplemental Indenture No. 6]

Federal Express Holdings S.A.,
as Guarantor

Attest:

By:	/s/ Robert T. Molinet		By:	/s/ Juan N. Cento
	Name:	Robert T. Molinet		Name:	Juan N. Cento
	Title:	Assistant Secretary		Title:	Chairman of the Board, President and Chief Executive Officer

[Signature Page to Supplemental Indenture No. 6]

Federal Express International, Inc.,
as Guarantor

Attest:

By:	/s/ Robert T. Molinet		By:	/s/ Ming Kwang (Philip) Cheng
	Name:	Robert T. Molinet		Name:	Ming Kwang (Philip) Cheng
	Title:	Assistant Secretary		Title:	Vice President

[Signature Page to Supplemental Indenture No. 6]

The Bank of New York Mellon Trust Company, N.A.,
as Trustee

By:	/s/ Richard Tarnas
	Name:	Richard Tarnas
	Title:	Vice President

[Signature Page to Supplemental Indenture No. 6]

Exhibit A

Form of 2020 Note

No. [ ]	CUSIP No. 31428X AZ9

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

Unless this security is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any security issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

FEDEX CORPORATION

2.300% Notes due 2020

Guaranteed as to Payment of Principal and Interest
by the Guarantors named in the Indenture Referred to Below

FedEx Corporation, a Delaware corporation (the “Company,” which term includes any successor Corporation under the Indenture), for value received, hereby promises to pay to

Cede & Co.
c/o The Depository Trust Company
55 Water Street
New York, New York 10041

1

or registered assigns, the principal sum of US$[ ] on February 1, 2020 (the “Maturity Date”) and to pay interest thereon from January 9, 2015, or from the most recent “Interest Payment Date” to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 of each year, commencing August 1, 2015, and on the Maturity Date, at the rate of 2.300% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture dated as of August 8, 2006 between the Company, the Guarantors referred to in the Indenture and The Bank of New York Mellon Trust Company, N.A. (formerly, The Bank of New York Trust Company, N.A.) as Trustee (the “Trustee,” which term includes any successor trustee pursuant to the Indenture), as supplemented by Supplemental Indenture No. 1 dated as of August 8, 2006 (the Securities issued under the Indenture pursuant to Supplemental Indenture No. 1 have matured and are no longer Outstanding and, consequently, Supplemental Indenture No. 1 is no longer in effect), as amended and supplemented by Supplemental Indenture No. 2 dated as of January 16, 2009, as further amended and supplemented by Supplemental Indenture No. 3 dated as of July 27, 2012, as further amended and supplemented by Supplemental Indenture No. 4 dated as of April 11, 2013, as further supplemented by Supplemental Indenture No. 5 dated as of January 9, 2014 and as further supplemented by Supplemental Indenture No. 6 dated as of January 9, 2015 (“Supplemental Indenture No. 6”), between the Company, the Guarantors named therein and the Trustee (as so amended and supplemented, the “Indenture”), be paid to the Person in whose name this Note is registered at the close of business on the “Regular Record Date” for such interest, which shall be the preceding January 15 and July 15 (whether or not a Business Day), respectively. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

The Company will at all times appoint and maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of and interest on any Notes of this series on behalf of the Company and having an office or agency in New York, New York and in such other cities, if any, as the Company may designate in writing to the Trustee (the “Place of Payment”) where Notes of this series may be presented or surrendered for payment and where notices, designations or requests in respect for payments with respect to

2

Notes of this series may be served.  The Company has initially appointed The Bank of New York Mellon Trust Company, N.A. as such Paying Agent.

Interest payments on this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. Interest payable on this Note on any Interest Payment Date and on the Maturity Date will include interest accrued from and including the most recent Interest Payment Date to which interest has been paid or duly provided for (or from and including January 9, 2015, if no interest has been paid on this Note) to but excluding such Interest Payment Date or the Maturity Date, as the case may be.

If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day (as defined below), principal or interest payable with respect to such Interest Payment Date or Maturity Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be. “Business Day” means any day other than Saturday, Sunday or other day on which banking institutions in New York or Tennessee are obligated or authorized by law to close.

The principal and interest payable on this Note will be made by wire transfer of immediately available funds to the Holder hereof in such currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit pursuant to the Indenture or be valid or obligatory for any purpose.

3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

FEDEX CORPORATION

By:
	Name:	Michael C. Lenz
	Title:	Corporate Vice President and Treasurer

Attest:

By:
	Name:	Robert T. Molinet
	Title:	Assistant Secretary

4

Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:  January 9, 2015

5

[REVERSE OF SECURITY]

FEDEX CORPORATION

2.300% Notes due 2020

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued pursuant to the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern. This Note is one of the series designated on the face hereof, limited in initial aggregate principal amount to US$400,000,000. Capitalized terms used herein and in the Guarantee endorsed hereon but not defined herein have the meanings ascribed to such terms in the Indenture.

The Notes of this series are not subject to any sinking fund.

The Company will have the right, at its option, to redeem the Notes of this series in whole or in part at any time on at least 30 days’, but no more than 60 days’, prior written notice mailed to the registered address of each Holder of the Notes of this series to be redeemed. Upon redemption of such Notes, the Company will pay a redemption price as calculated by a Reference Treasury Dealer (as defined in Supplemental Indenture No. 6) selected by the Company equal to the greater of (i) 100% of the principal amount of the Notes of this series to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes of this series to be redeemed (not including any portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate (as defined in Supplemental Indenture No. 6) plus 0.15% (15 basis points).

The redemption price will also include interest accrued to the date of redemption on the principal balance of the Notes of this series being redeemed.

Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes or portions of the Notes of this series called for redemption.

If a Change of Control Repurchase Event (as defined in Supplemental Indenture No. 6) occurs with respect to Notes of this series, unless the Company has exercised its right to redeem the affected Notes, the Company will make an offer, as provided in, and subject to the terms of, Supplemental Indenture No. 6, to each Holder of the Notes of this series to repurchase all or any part (in

6

minimum denominations of $2,000 or integral multiples of $1,000 in excess thereof) of that Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus any accrued and unpaid interest on such Notes repurchased to, but not including, the date of repurchase.

The Notes of this series are fully and unconditionally guaranteed as to the due and punctual payment of the principal and interest in respect thereof by the Guarantors as evidenced by their guarantees (the “Guarantees”) set forth hereon. The Guarantees are the direct and unconditional obligations of such Guarantors and rank and will rank equally in priority of payment and in all other respects with all other unsecured and unsubordinated obligations of such Guarantors now or hereafter outstanding.

In case an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note or (ii) certain respective covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Notes of each series to be affected pursuant to the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in principal amount of such Notes at the time Outstanding (voting as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and certain past defaults pursuant to the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the currency herein prescribed.

7

As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or its attorney-in-fact duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations equal to $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series are exchangeable for the same aggregate principal amount of Notes of this series and of like tenor and authorized denominations, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, a Guarantor or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Guarantors, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any Guarantor or of any successor thereto, either directly or through the Company or any Guarantor or any successor thereto, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

8

Schedule 1

SCHEDULE OF CHANGES IN OUTSTANDING PRINCIPAL AMOUNT

The following notations in respect of changes in the outstanding principal amount of this Note have been made:

Date	Initial Principal Amount	Change in Outstanding Principal Amount	New Balance	Notation Made by

9

Exhibit B

Form of 2025 Note

No. [ ]	CUSIP No. 31428X BC9

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

Unless this security is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any security issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

FEDEX CORPORATION

3.200% Notes due 2025

Guaranteed as to Payment of Principal and Interest
by the Guarantors named in the Indenture Referred to Below

FedEx Corporation, a Delaware corporation (the “Company,” which term includes any successor Corporation under the Indenture), for value received, hereby promises to pay to

Cede & Co.
c/o The Depository Trust Company
55 Water Street
New York, New York 10041

1

or registered assigns, the principal sum of US$[ ] on February 1, 2025 (the “Maturity Date”) and to pay interest thereon from January 9, 2015, or from the most recent “Interest Payment Date” to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 of each year, commencing August 1, 2015, and on the Maturity Date, at the rate of 3.200% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture dated as of August 8, 2006 between the Company, the Guarantors referred to in the Indenture and The Bank of New York Mellon Trust Company, N.A. (formerly, The Bank of New York Trust Company, N.A.) as Trustee (the “Trustee,” which term includes any successor trustee pursuant to the Indenture), as supplemented by Supplemental Indenture No. 1 dated as of August 8, 2006 (the Securities issued under the Indenture pursuant to Supplemental Indenture No. 1 have matured and are no longer Outstanding and, consequently, Supplemental Indenture No. 1 is no longer in effect), as amended and supplemented by Supplemental Indenture No. 2 dated as of January 16, 2009, as further amended and supplemented by Supplemental Indenture No. 3 dated as of July 27, 2012, as further amended and supplemented by Supplemental Indenture No. 4 dated as of April 11, 2013, as further supplemented by Supplemental Indenture No. 5 dated as of January 9, 2014 and as further supplemented by Supplemental Indenture No. 6 dated as of January 9, 2015 (“Supplemental Indenture No. 6”), between the Company, the Guarantors named therein and the Trustee (as so amended and supplemented, the “Indenture”), be paid to the Person in whose name this Note is registered at the close of business on the “Regular Record Date” for such interest, which shall be the preceding January 15 and July 15 (whether or not a Business Day), respectively. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

The Company will at all times appoint and maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of and interest on any Notes of this series on behalf of the Company and having an office or agency in New York, New York and in such other cities, if any, as the Company may designate in writing to the Trustee (the “Place of Payment”) where Notes of this series may be presented or surrendered for payment and where notices, designations or requests in respect for payments with respect to

2

Notes of this series may be served.  The Company has initially appointed The Bank of New York Mellon Trust Company, N.A. as such Paying Agent.

Interest payments on this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. Interest payable on this Note on any Interest Payment Date and on the Maturity Date will include interest accrued from and including the most recent Interest Payment Date to which interest has been paid or duly provided for (or from and including January 9, 2015, if no interest has been paid on this Note) to but excluding such Interest Payment Date or the Maturity Date, as the case may be.

If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day (as defined below), principal or interest payable with respect to such Interest Payment Date or Maturity Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be. “Business Day” means any day other than Saturday, Sunday or other day on which banking institutions in New York or Tennessee are obligated or authorized by law to close.

The principal and interest payable on this Note will be made by wire transfer of immediately available funds to the Holder hereof in such currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit pursuant to the Indenture or be valid or obligatory for any purpose.

3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

FEDEX CORPORATION

By:
	Name:	Michael C. Lenz
	Title:	Corporate Vice President and Treasurer

Attest:

By:
	Name:	Robert T. Molinet
	Title:	Assistant Secretary

4

Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:  January 9, 2015

5

[REVERSE OF SECURITY]

FEDEX CORPORATION

3.200% Notes due 2025

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued pursuant to the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern. This Note is one of the series designated on the face hereof, limited in initial aggregate principal amount to US$700,000,000. Capitalized terms used herein and in the Guarantee endorsed hereon but not defined herein have the meanings ascribed to such terms in the Indenture.

The Notes of this series are not subject to any sinking fund.

The Company will have the right, at its option, to redeem the Notes of this series in whole or in part at any time on at least 30 days’, but no more than 60 days’, prior written notice mailed to the registered address of each Holder of the Notes of this series to be redeemed. Upon redemption of such Notes, the Company will pay a redemption price as calculated by a Reference Treasury Dealer (as defined in Supplemental Indenture No. 6) selected by the Company equal to the greater of (i) 100% of the principal amount of the Notes of this series to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes of this series to be redeemed (not including any portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate (as defined in Supplemental Indenture No. 6) plus 0.20% (20 basis points).

The redemption price will also include interest accrued to the date of redemption on the principal balance of the Notes of this series being redeemed.

Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes or portions of the Notes of this series called for redemption.

If a Change of Control Repurchase Event (as defined in Supplemental Indenture No. 6) occurs with respect to Notes of this series, unless the Company has exercised its right to redeem the affected Notes, the Company will make an offer, as provided in, and subject to the terms of, Supplemental Indenture No. 6, to each Holder of the Notes of this series to repurchase all or any part (in

6

minimum denominations of $2,000 or integral multiples of $1,000 in excess thereof) of that Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus any accrued and unpaid interest on such Notes repurchased to, but not including, the date of repurchase.

The Notes of this series are fully and unconditionally guaranteed as to the due and punctual payment of the principal and interest in respect thereof by the Guarantors as evidenced by their guarantees (the “Guarantees”) set forth hereon. The Guarantees are the direct and unconditional obligations of such Guarantors and rank and will rank equally in priority of payment and in all other respects with all other unsecured and unsubordinated obligations of such Guarantors now or hereafter outstanding.

In case an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note or (ii) certain respective covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Notes of each series to be affected pursuant to the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in principal amount of such Notes at the time Outstanding (voting as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and certain past defaults pursuant to the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the currency herein prescribed.

7

As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or its attorney-in-fact duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations equal to $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series are exchangeable for the same aggregate principal amount of Notes of this series and of like tenor and authorized denominations, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, a Guarantor or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Guarantors, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any Guarantor or of any successor thereto, either directly or through the Company or any Guarantor or any successor thereto, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

8

Schedule 1

SCHEDULE OF CHANGES IN OUTSTANDING PRINCIPAL AMOUNT

The following notations in respect of changes in the outstanding principal amount of this Note have been made:

Date	Initial Principal Amount	Change in Outstanding Principal Amount	New Balance	Notation Made by

9

Exhibit C

Form of 2035 Note

No. [ ]	CUSIP No. 31428X BA3

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

Unless this security is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any security issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

FEDEX CORPORATION

3.900% Notes due 2035

Guaranteed as to Payment of Principal and Interest
by the Guarantors named in the Indenture Referred to Below

FedEx Corporation, a Delaware corporation (the “Company,” which term includes any successor Corporation under the Indenture), for value received, hereby promises to pay to

Cede & Co.
c/o The Depository Trust Company
55 Water Street
New York, New York 10041

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or registered assigns, the principal sum of US$[ ] on February 1, 2035 (the “Maturity Date”) and to pay interest thereon from January 9, 2015, or from the most recent “Interest Payment Date” to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 of each year, commencing August 1, 2015, and on the Maturity Date, at the rate of 3.900% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture dated as of August 8, 2006 between the Company, the Guarantors referred to in the Indenture and The Bank of New York Mellon Trust Company, N.A. (formerly, The Bank of New York Trust Company, N.A.) as Trustee (the “Trustee,” which term includes any successor trustee pursuant to the Indenture), as supplemented by Supplemental Indenture No. 1 dated as of August 8, 2006 (the Securities issued under the Indenture pursuant to Supplemental Indenture No. 1 have matured and are no longer Outstanding and, consequently, Supplemental Indenture No. 1 is no longer in effect), as amended and supplemented by Supplemental Indenture No. 2 dated as of January 16, 2009, as further amended and supplemented by Supplemental Indenture No. 3 dated as of July 27, 2012, as further amended and supplemented by Supplemental Indenture No. 4 dated as of April 11, 2013, as further supplemented by Supplemental Indenture No. 5 dated as of January 9, 2014 and as further supplemented by Supplemental Indenture No. 6 dated as of January 9, 2015 (“Supplemental Indenture No. 6”), between the Company, the Guarantors named therein and the Trustee (as so amended and supplemented, the “Indenture”), be paid to the Person in whose name this Note is registered at the close of business on the “Regular Record Date” for such interest, which shall be the preceding January 15 and July 15 (whether or not a Business Day), respectively. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

The Company will at all times appoint and maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of and interest on any Notes of this series on behalf of the Company and having an office or agency in New York, New York and in such other cities, if any, as the Company may designate in writing to the Trustee (the “Place of Payment”) where Notes of this series may be presented or surrendered for payment and where notices, designations or requests in respect for payments with respect to

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Notes of this series may be served.  The Company has initially appointed The Bank of New York Mellon Trust Company, N.A. as such Paying Agent.

Interest payments on this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. Interest payable on this Note on any Interest Payment Date and on the Maturity Date will include interest accrued from and including the most recent Interest Payment Date to which interest has been paid or duly provided for (or from and including January 9, 2015, if no interest has been paid on this Note) to but excluding such Interest Payment Date or the Maturity Date, as the case may be.

If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day (as defined below), principal or interest payable with respect to such Interest Payment Date or Maturity Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be. “Business Day” means any day other than Saturday, Sunday or other day on which banking institutions in New York or Tennessee are obligated or authorized by law to close.

The principal and interest payable on this Note will be made by wire transfer of immediately available funds to the Holder hereof in such currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit pursuant to the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

FEDEX CORPORATION

By:
	Name:	Michael C. Lenz
	Title:	Corporate Vice President and Treasurer

Attest:

By:
	Name:	Robert T. Molinet
	Title:	Assistant Secretary

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Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:  January 9, 2015

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[REVERSE OF SECURITY]

FEDEX CORPORATION

3.900% Notes due 2035

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued pursuant to the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern. This Note is one of the series designated on the face hereof, limited in initial aggregate principal amount to US$500,000,000. Capitalized terms used herein and in the Guarantee endorsed hereon but not defined herein have the meanings ascribed to such terms in the Indenture.

The Notes of this series are not subject to any sinking fund.

The Company will have the right, at its option, to redeem the Notes of this series in whole or in part at any time on at least 30 days’, but no more than 60 days’, prior written notice mailed to the registered address of each Holder of the Notes of this series to be redeemed. Upon redemption of such Notes, the Company will pay a redemption price as calculated by a Reference Treasury Dealer (as defined in Supplemental Indenture No. 6) selected by the Company equal to the greater of (i) 100% of the principal amount of the Notes of this series to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes of this series to be redeemed (not including any portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate (as defined in Supplemental Indenture No. 6) plus 0.20% (20 basis points).

The redemption price will also include interest accrued to the date of redemption on the principal balance of the Notes of this series being redeemed.

Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes or portions of the Notes of this series called for redemption.

If a Change of Control Repurchase Event (as defined in Supplemental Indenture No. 6) occurs with respect to Notes of this series, unless the Company has exercised its right to redeem the affected Notes, the Company will make an offer, as provided in, and subject to the terms of, Supplemental Indenture No. 6, to each Holder of the Notes of this series to repurchase all or any part (in

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minimum denominations of $2,000 or integral multiples of $1,000 in excess thereof) of that Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus any accrued and unpaid interest on such Notes repurchased to, but not including, the date of repurchase.

The Notes of this series are fully and unconditionally guaranteed as to the due and punctual payment of the principal and interest in respect thereof by the Guarantors as evidenced by their guarantees (the “Guarantees”) set forth hereon. The Guarantees are the direct and unconditional obligations of such Guarantors and rank and will rank equally in priority of payment and in all other respects with all other unsecured and unsubordinated obligations of such Guarantors now or hereafter outstanding.

In case an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note or (ii) certain respective covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Notes of each series to be affected pursuant to the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in principal amount of such Notes at the time Outstanding (voting as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and certain past defaults pursuant to the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the currency herein prescribed.

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As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or its attorney-in-fact duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations equal to $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series are exchangeable for the same aggregate principal amount of Notes of this series and of like tenor and authorized denominations, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, a Guarantor or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Guarantors, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any Guarantor or of any successor thereto, either directly or through the Company or any Guarantor or any successor thereto, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

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Schedule 1

SCHEDULE OF CHANGES IN OUTSTANDING PRINCIPAL AMOUNT

The following notations in respect of changes in the outstanding principal amount of this Note have been made:

Date	Initial Principal Amount	Change in Outstanding Principal Amount	New Balance	Notation Made by

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Exhibit D

Form of 2045 Note

No. [ ]	CUSIP No. 31428X BB1

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

Unless this security is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any security issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

FEDEX CORPORATION

4.100% Notes due 2045

Guaranteed as to Payment of Principal and Interest
by the Guarantors named in the Indenture Referred to Below

FedEx Corporation, a Delaware corporation (the “Company,” which term includes any successor Corporation under the Indenture), for value received, hereby promises to pay to

Cede & Co.
c/o The Depository Trust Company
55 Water Street
New York, New York 10041

1

or registered assigns, the principal sum of US$[ ] on February 1, 2045 (the “Maturity Date”) and to pay interest thereon from January 9, 2015, or from the most recent “Interest Payment Date” to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 of each year, commencing August 1, 2015, and on the Maturity Date, at the rate of 4.100% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture dated as of August 8, 2006 between the Company, the Guarantors referred to in the Indenture and The Bank of New York Mellon Trust Company, N.A. (formerly, The Bank of New York Trust Company, N.A.) as Trustee (the “Trustee,” which term includes any successor trustee pursuant to the Indenture), as supplemented by Supplemental Indenture No. 1 dated as of August 8, 2006 (the Securities issued under the Indenture pursuant to Supplemental Indenture No. 1 have matured and are no longer Outstanding and, consequently, Supplemental Indenture No. 1 is no longer in effect), as amended and supplemented by Supplemental Indenture No. 2 dated as of January 16, 2009, as further amended and supplemented by Supplemental Indenture No. 3 dated as of July 27, 2012, as further amended and supplemented by Supplemental Indenture No. 4 dated as of April 11, 2013, as further supplemented by Supplemental Indenture No. 5 dated as of January 9, 2014 and as further supplemented by Supplemental Indenture No. 6 dated as of January 9, 2015 (“Supplemental Indenture No. 6”), between the Company, the Guarantors named therein and the Trustee (as so amended and supplemented, the “Indenture”), be paid to the Person in whose name this Note is registered at the close of business on the “Regular Record Date” for such interest, which shall be the preceding January 15 and July 15 (whether or not a Business Day), respectively. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

The Company will at all times appoint and maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of and interest on any Notes of this series on behalf of the Company and having an office or agency in New York, New York and in such other cities, if any, as the Company may designate in writing to the Trustee (the “Place of Payment”) where Notes of this series may be presented or surrendered for payment and where notices, designations or requests in respect for payments with respect to

2

Notes of this series may be served.  The Company has initially appointed The Bank of New York Mellon Trust Company, N.A. as such Paying Agent.

Interest payments on this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. Interest payable on this Note on any Interest Payment Date and on the Maturity Date will include interest accrued from and including the most recent Interest Payment Date to which interest has been paid or duly provided for (or from and including January 9, 2015, if no interest has been paid on this Note) to but excluding such Interest Payment Date or the Maturity Date, as the case may be.

If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day (as defined below), principal or interest payable with respect to such Interest Payment Date or Maturity Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be. “Business Day” means any day other than Saturday, Sunday or other day on which banking institutions in New York or Tennessee are obligated or authorized by law to close.

The principal and interest payable on this Note will be made by wire transfer of immediately available funds to the Holder hereof in such currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit pursuant to the Indenture or be valid or obligatory for any purpose.

3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

FEDEX CORPORATION

By:
	Name:	Michael C. Lenz
	Title:	Corporate Vice President and Treasurer

Attest:

By:
	Name:	Robert T. Molinet
	Title:	Assistant Secretary

4

Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:  January 9, 2015

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[REVERSE OF SECURITY]

FEDEX CORPORATION

4.100% Notes due 2045

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued pursuant to the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern. This Note is one of the series designated on the face hereof, limited in initial aggregate principal amount to US$650,000,000. Capitalized terms used herein and in the Guarantee endorsed hereon but not defined herein have the meanings ascribed to such terms in the Indenture.

The Notes of this series are not subject to any sinking fund.

The Company will have the right, at its option, to redeem the Notes of this series in whole or in part at any time on at least 30 days’, but no more than 60 days’, prior written notice mailed to the registered address of each Holder of the Notes of this series to be redeemed. Upon redemption of such Notes, the Company will pay a redemption price as calculated by a Reference Treasury Dealer (as defined in Supplemental Indenture No. 6) selected by the Company equal to the greater of (i) 100% of the principal amount of the Notes of this series to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes of this series to be redeemed (not including any portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate (as defined in Supplemental Indenture No. 6) plus 0.25% (25 basis points).

The redemption price will also include interest accrued to the date of redemption on the principal balance of the Notes of this series being redeemed.

Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes or portions of the Notes of this series called for redemption.

If a Change of Control Repurchase Event (as defined in Supplemental Indenture No. 6) occurs with respect to Notes of this series, unless the Company has exercised its right to redeem the affected Notes, the Company will make an offer, as provided in, and subject to the terms of, Supplemental Indenture No. 6, to each Holder of the Notes of this series to repurchase all or any part (in

6

minimum denominations of $2,000 or integral multiples of $1,000 in excess thereof) of that Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus any accrued and unpaid interest on such Notes repurchased to, but not including, the date of repurchase.

The Notes of this series are fully and unconditionally guaranteed as to the due and punctual payment of the principal and interest in respect thereof by the Guarantors as evidenced by their guarantees (the “Guarantees”) set forth hereon. The Guarantees are the direct and unconditional obligations of such Guarantors and rank and will rank equally in priority of payment and in all other respects with all other unsecured and unsubordinated obligations of such Guarantors now or hereafter outstanding.

In case an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note or (ii) certain respective covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Notes of each series to be affected pursuant to the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in principal amount of such Notes at the time Outstanding (voting as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and certain past defaults pursuant to the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the currency herein prescribed.

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As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or its attorney-in-fact duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations equal to $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series are exchangeable for the same aggregate principal amount of Notes of this series and of like tenor and authorized denominations, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, a Guarantor or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Guarantors, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any Guarantor or of any successor thereto, either directly or through the Company or any Guarantor or any successor thereto, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

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Schedule 1

SCHEDULE OF CHANGES IN OUTSTANDING PRINCIPAL AMOUNT

The following notations in respect of changes in the outstanding principal amount of this Note have been made:

Date	Initial Principal Amount	Change in Outstanding Principal Amount	New Balance	Notation Made by

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Exhibit E

Form of 2065 Note

No. [ ]	CUSIP No. 31428X BD7

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

Unless this security is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any security issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

FEDEX CORPORATION

4.500% Notes due 2065

Guaranteed as to Payment of Principal and Interest
by the Guarantors named in the Indenture Referred to Below

FedEx Corporation, a Delaware corporation (the “Company,” which term includes any successor Corporation under the Indenture), for value received, hereby promises to pay to

Cede & Co.
c/o The Depository Trust Company
55 Water Street
New York, New York 10041

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or registered assigns, the principal sum of US$[ ] on February 1, 2065 (the “Maturity Date”) and to pay interest thereon from January 9, 2015, or from the most recent “Interest Payment Date” to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 of each year, commencing August 1, 2015, and on the Maturity Date, at the rate of 4.500% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture dated as of August 8, 2006 between the Company, the Guarantors referred to in the Indenture and The Bank of New York Mellon Trust Company, N.A. (formerly, The Bank of New York Trust Company, N.A.) as Trustee (the “Trustee,” which term includes any successor trustee pursuant to the Indenture), as supplemented by Supplemental Indenture No. 1 dated as of August 8, 2006 (the Securities issued under the Indenture pursuant to Supplemental Indenture No. 1 have matured and are no longer Outstanding and, consequently, Supplemental Indenture No. 1 is no longer in effect), as amended and supplemented by Supplemental Indenture No. 2 dated as of January 16, 2009, as further amended and supplemented by Supplemental Indenture No. 3 dated as of July 27, 2012, as further amended and supplemented by Supplemental Indenture No. 4 dated as of April 11, 2013, as further supplemented by Supplemental Indenture No. 5 dated as of January 9, 2014 and as further supplemented by Supplemental Indenture No. 6 dated as of January 9, 2015 (“Supplemental Indenture No. 6”), between the Company, the Guarantors named therein and the Trustee (as so amended and supplemented, the “Indenture”), be paid to the Person in whose name this Note is registered at the close of business on the “Regular Record Date” for such interest, which shall be the preceding January 15 and July 15 (whether or not a Business Day), respectively. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

The Company will at all times appoint and maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of and interest on any Notes of this series on behalf of the Company and having an office or agency in New York, New York and in such other cities, if any, as the Company may designate in writing to the Trustee (the “Place of Payment”) where Notes of this series may be presented or surrendered for payment and where notices, designations or requests in respect for payments with respect to

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Notes of this series may be served.  The Company has initially appointed The Bank of New York Mellon Trust Company, N.A. as such Paying Agent.

Interest payments on this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. Interest payable on this Note on any Interest Payment Date and on the Maturity Date will include interest accrued from and including the most recent Interest Payment Date to which interest has been paid or duly provided for (or from and including January 9, 2015, if no interest has been paid on this Note) to but excluding such Interest Payment Date or the Maturity Date, as the case may be.

If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day (as defined below), principal or interest payable with respect to such Interest Payment Date or Maturity Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be. “Business Day” means any day other than Saturday, Sunday or other day on which banking institutions in New York or Tennessee are obligated or authorized by law to close.

The principal and interest payable on this Note will be made by wire transfer of immediately available funds to the Holder hereof in such currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit pursuant to the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

FEDEX CORPORATION

By:
	Name:	Michael C. Lenz
	Title:	Corporate Vice President and Treasurer

Attest:

By:
	Name:	Robert T. Molinet
	Title:	Assistant Secretary

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Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:  January 9, 2015

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[REVERSE OF SECURITY]

FEDEX CORPORATION

4.500% Notes due 2065

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued pursuant to the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern. This Note is one of the series designated on the face hereof, limited in initial aggregate principal amount to US$250,000,000. Capitalized terms used herein and in the Guarantee endorsed hereon but not defined herein have the meanings ascribed to such terms in the Indenture.

The Notes of this series are not subject to any sinking fund.

The Company will have the right, at its option, to redeem the Notes of this series in whole or in part at any time on at least 30 days’, but no more than 60 days’, prior written notice mailed to the registered address of each Holder of the Notes of this series to be redeemed. Upon redemption of such Notes, the Company will pay a redemption price as calculated by a Reference Treasury Dealer (as defined in Supplemental Indenture No. 6) selected by the Company equal to the greater of (i) 100% of the principal amount of the Notes of this series to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes of this series to be redeemed (not including any portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate (as defined in Supplemental Indenture No. 6) plus 0.30% (30 basis points).

The redemption price will also include interest accrued to the date of redemption on the principal balance of the Notes of this series being redeemed.

Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes or portions of the Notes of this series called for redemption.

If a “tax event” (as defined in Supplemental Indenture No. 6) occurs with respect to the Notes of this series, the Company may redeem the Notes of this series, at the Company’s option, in whole, but not in part, at any time upon a notice of redemption delivered within 90 days following the occurrence of such tax event, at a redemption price equal to 100% of the principal amount of the

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Notes of this series being redeemed, plus interest accrued to the date of redemption on the principal balance of the Notes of this series being redeemed.

Holders of the Notes of this series to be redeemed will receive written notice mailed (or otherwise delivered in accordance with the applicable procedures of DTC) at least 30 days, but no more than 60 days, before the date of redemption. Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes of this series called for redemption.

If a Change of Control Repurchase Event (as defined in Supplemental Indenture No. 6) occurs with respect to Notes of this series, unless the Company has exercised its right to redeem the affected Notes, the Company will make an offer, as provided in, and subject to the terms of, Supplemental Indenture No. 6, to each Holder of the Notes of this series to repurchase all or any part (in minimum denominations of $2,000 or integral multiples of $1,000 in excess thereof) of that Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus any accrued and unpaid interest on such Notes repurchased to, but not including, the date of repurchase.

The Notes of this series are fully and unconditionally guaranteed as to the due and punctual payment of the principal and interest in respect thereof by the Guarantors as evidenced by their guarantees (the “Guarantees”) set forth hereon. The Guarantees are the direct and unconditional obligations of such Guarantors and rank and will rank equally in priority of payment and in all other respects with all other unsecured and unsubordinated obligations of such Guarantors now or hereafter outstanding.

In case an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note or (ii) certain respective covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Notes of each series to be affected pursuant to the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in principal amount of such Notes at the time Outstanding (voting as a single class). The Indenture also contains provisions permitting the Holders of specified

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percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and certain past defaults pursuant to the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the currency herein prescribed.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or its attorney-in-fact duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations equal to $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series are exchangeable for the same aggregate principal amount of Notes of this series and of like tenor and authorized denominations, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, a Guarantor or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Guarantors, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in the Indenture or any indenture supplemental thereto

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or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any Guarantor or of any successor thereto, either directly or through the Company or any Guarantor or any successor thereto, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

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Schedule 1

SCHEDULE OF CHANGES IN OUTSTANDING PRINCIPAL AMOUNT

The following notations in respect of changes in the outstanding principal amount of this Note have been made:

Date	Initial Principal Amount	Change in Outstanding Principal Amount	New Balance	Notation Made by

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